UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2021

BITMINE IMMERSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-56220 (Commission File Number)	84-3986354 (IRS Employer Identification No.)

2030 Powers Ferry Road SE, Suite 212, Atlanta, Georgia 30339

(Address of principal executive office) (Zip Code)

(404) 816-8240

(Registrants’ telephone number, including area code)

Sandy Springs Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

Purchase Agreement

On July 22, 2021, Bitmine Immersion Technologies, Inc. (“BitMine” or “Company”) entered into a Purchase Agreement for 51 Megawatts of oil immersion hosting equipment with a major manufacturer. A copy of the Redacted Purchase Agreement is attached hereto as Exhibit 10.1.

These units are modified, transferable shipping containers, each with space for a large number of Bitcoin mining machines. They are outfitted with individual slots to run these computers fully immersed in an electrically neutral cooled oil, which provides a uniquely efficient cooling process.

This transaction was undertaken to capitalize on the worldwide need for hosting space for Bitcoin Mining Computers. The Company hopes to fulfill its mission of serving clients by providing efficient, oil-cooled hosting environment for Bitcoin mining computers. The Company is seeking to raise capital to fulfill the purchase of its hosting equipment on the contract shown in the exhibit, as well as electrical equipment needed to support it, and other miscellaneous expenses.

Line of Credit Agreement

On July 22, 2021, the Company entered into a Line of Credit Agreement with Innovative Digital Investors Emerging Technology LP, a partnership controlled by Jonathan Bates, our Chairman, for the purpose of advancing the development of BitMine’s operation, specifically equipment related to Cryptocurrency Mining and Infrastructure. The Line of Credit Agreement was amended and restated in its entirety on August 4, 2021 (as amended and restated, the “LOC Agreement”). The LOC Agreement provides for loans of up to one million dollars ($1,000,000) at the request of the Company. Loans under the LOC Agreement accrue interest at fifteen percent (15%) per annum, compounded on a 30/360 monthly basis until the loans have been repaid in full. The Company has the right to draw down funds under the LOC Agreement until October 1, 2021. The amount drawn, plus accrued interest therein, shall be repaid on a six (6) month fully amortized schedule starting November 1, 2021, with a final payment on April 1, 2022. .

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On June 24, 2021, Sandy Springs Holdings, Inc. (the “Company”) sold 155,000 shares of common stock at $0.01 per share, for gross proceeds of $1,550. The sale was conducted pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

On June 20, 2021, pursuant to a previously signed agreement to issue shares following the reverse-split of the Company’s shares, the Company issued 40,000 shares of commons stock, 40,000 Class A Warrants and 40,000 Class B Warrants to an individual for consulting services. The issuance was conducted pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

In July 2021, the Company commenced an offering of common stock at $0.015 per share. As of August 11, 2021, the Company had sold 37,574,999 shares in the offering for cash and notes resulting in gross proceeds of $563,625 to the Company. The offering was conducted pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

Item 3.03 Material Modification to the Rights of Security Holders.

On July 20, 2021, the Company amended its Class A Warrants and Class B Warrants to change the exercise prices to $2.00 per share and $5.00 share, respectively, from $0.20 per share and $0.40 per share, respectively. The change was made to correct an error in the original issuance of the Class A and B Warrants.

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Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

By a written consent dated July 16, 2021, holders of a majority of the Company’s issued and outstanding common stock approved a resolution to appoint Jonathan Bates, Raymond Mow, Michael Maloney and Seth Bayles (the “New Directors”) to the board of directors of the Company, and to appoint Jonathan Bates as Chairman and Ryan Ramnath as Chief Operating Officer. At the same time, the shareholders approved the issuance of 34,749,999 shares of common stock in the Company’s offering of common stock at $0.015 per share. The New Directors or their affiliates acquired an aggregate of 21,450,000 shares of common stock in the offering. As of a result of the acquisition, the New Directors control 57% of issued and outstanding common shares of the Company.

The following table sets forth, as of August 11, 2021, certain information concerning the beneficial ownership of our common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of common stock, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group. The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under the rules of the Securities and Exchange Commission, or SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares that the individual or entity has the right to acquire within 60 days after August 11, 2021 through the exercise of any stock option, warrant or other right, or the conversion of any security. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name	Shares Beneficially Owned	Percent of Common Stock (1)
5% Stockholders
Jonathan Bates (2)	15,700,000	30.6%
Innovative Digital Investors Emerging Technology, LP	11,500,000	30.6%
Sam Jorgensen (3)	6,887,754	18.3%
BFAM Partners, LLC	4,200,000	11.2%
Michael Maloney	4,000,000	10.6%
Abed Equities	3,650,000	9.7%
BitFlair Mining Corp.	3,443,877	9.2%
Coral Investment Partners, LP (4)	2,505,000	6.5%
Directors and Named Executive Officers
Erik Nelson (5)	2,555,000	6.6%
Jonathan Bates (2)	15,700,000	41.7%
Raymond Mow	1,250,000	3.3%
Mark Maloney	4,000,000	10.6%
Seth Bayles	500,000	1.3%
Ryan Ramnath (6)	3,443,877	9.2%
Officers and Directors as a Group	27,448,877	71.0%

(1)	Based on 37,633,399 shares of common stock issued and outstanding as of August 11, 2021.
(2)	Includes (i) 11,500,000 shares owned by Innovative Digital Investors Emerging Technology, LP (“Innovative”), and (ii) 4,200,000 shares owned by BFAM Partners, LLC, of which Mr. Bates is the 100% owner. Mr. Bates has sole voting and investment power of any shares owned by Innovative by virtue of his ownership of its general partner. BFAM and Co. and an individual retirement account established by Mr. Bates own approximately 14.63% of Innovative. Mr. Bates owns 90% of BFAM and Co., and a trust established for his children on the remaining 10%. Mr. Bates disclaims beneficial ownership of any shares owned by Innovative beyond his percentage interest in such entity.
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(3)	Includes (i) 3,443,877 shares owned by Mr. Jorgensen and (ii) 3,443,877 shares owned by BifFlair Mining Corp. (“BitFlair”), of which Mr. Jorgensen has shared voting and investment power. Mr. Jorgenson disclaims beneficial ownership of shares held by BitFlair beyond his 40% percentage interest therein.
(4)	Includes (i) 1,505,000 shares held outright, (ii) 500,000 Class A Warrants which are exercisable immediately, and (iii) 500,000 Class B Warrants which are exercisable immediately.
(5)	Includes (i) 2,505,000 shares beneficially owned by Coral Investment Partners, LP (“Coral”), as to which Mr. Nelson, in his capacity as owner of the general partner, has sole voting and investment power, consisting of (A) 1,505,000 shares owned by Coral, (B) 500,000 Class A Warrants owned by Coral which are immediately exercisable, and (C) 500,000 Class B Warrants owned by Coral which are immediately exercisable, and (ii) 50,000 shares held by Sterling Acquisitions 1, Inc., which is owned by Mr. Nelson. Mr. Nelson disclaims beneficial ownership of shares held by Coral beyond his 40% ownership interest therein.
(6)	Includes 3,443,877 shares owned by BifFlair Mining Corp. (“BitFlair”), of which Mr. Ramnath has shared voting and investment power. Mr. Ramnath disclaims beneficial ownership of shares held by BitFlair beyond his percentage interest in Bitflair of 40%.

The appointment of the New Directors to the Company’s board, and sale to the New Directors of a controlling interest in the Company, were made in order to enable the Company to enter the business of creating a hosting center for Bitcoin mining computers primarily utilizing immersion cooling technology, as well mining the Bitcoin digital currency for its own account. Prior to the change of control to the New Directors, the Company was a shell company. The Company will file an amended Form 8-K with the information that would be required if the Company were filing a registration statement on Form 10 in the near future.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On July 16, 2021, Erik S. Nelson resigned as Chief Financial Officer and Corporate Secretary. Mr. Nelson remains Chief Executive Officer.

(c)        On July 16, 2021, the Company’s board of directors appointed Raymond Mow as Chief Financial Officer, and Seth Bayles as Corporate Secretary. Both positions were formerly held by Erik S. Nelson. Biographical information about Messrs. Mow and Bayles is contained in Item 5.02(d) below. There are no agreements under which the Company has agreed to compensate Messrs. Mow or Bayles at this time.

On the same day, the Company’s board of directors appointed Ryan Ramnath as Chief Operating Officer. Mr. Ramnath’s biographical information is as follows:

Ryan Ramnath is the Chief Executive Officer of Bitflair Mining Corp. Mr. Ramnath graduated from the University of Toronto with a Mechanical Engineering – High Distinction. Having a Mechanical Engineering degree, Mr. Ramnath entered the oil and gas industry with roles in the upstream and downstream sectors, working a total of 5 years in the oil and gas industry. Mr. Ramnath co-founded BitFlair Mining Corp., held the role as CEO and was instrumental in navigating the local Trinidad environment to successfully launch the first liquid cooled bitmine hosting operation in Trinidad.

In connection with Mr. Ramnath’s appointment as Chief Operating Officer, the Company entered into an employment agreement with Mr. Ramnath that provides that he shall be employed as Chief Operating Officer for an initial term of three (3) years for compensation of $4,000 per month.

(d)        By a written consent dated July 16, 2021, holders of a majority of the Company’s issued and outstanding common stock approved a resolution to appoint Jonathan Bates, Raymond Mow, Michael Maloney and Seth Bayles to the board of directors of the Company, and to appoint Jonathan Bates as Chairman. The appointments were effective July 20, 2021. Erik S. Nelson remains a director of the Company. Below is biographical information about each of the new directors:

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Jonathan Bates is a former Managing Director at J.P. Morgan Securities, and with more than 25 years of financial industry experience, Jonathan has spent his career analyzing the interrelations of a vast number of different markets. His deep understanding of institutional trading environments and multi-asset portfolios is a critical resource to the operations he oversees. Mr Bates graduated from the University of Texas at Austin in 1992 with a degree in Business Finance.

Michael Maloney is the Chief Financial Officer of Coinmint. Mr. Maloney also serves as an Adjunct Professor at Fordham Law School teaching Bitcoin and Digital Asset Regulation. In 2017, Mr. Maloney helped co-found Galaxy Digital the first merchant bank to serve the blockchain space. Previously, Mr. Maloney was founding member of Ernst & Young’s (EY) Distributed Ledger Technology group.

Raymond Mow has over 28 years of financial industry experience, most recently as Managing Director of Fixed Income at First Foundation Advisers overseeing $2.3 billion. As a member of the investment policy committee, Raymond collaborated on asset allocation policy and portfolio construction. Previously, Mr. Mow was Senior Portfolio Manager at Highmark Capital Management, overseeing $2 billion.

Seth Bayles is a Corporate Attorney with over 15 years of experience practicing in the areas of entertainment, finance, technology, and commercial contracts. He has negotiated and drafted complex commercial agreements including multimedia, vendor, union, talent, channel, and technology-related agreements. He has his B.A. in Economics and History from Brandeis University, and a J.D. from the Emory University School of Law, and an L.L.M. from the Georgetown University Law Center.

The directors were appointed in order to provide industry expertise and guidance in regard to the Company’s plan to enter the business of mining digital currencies. There are no agreements under which the Company has agreed to compensate any of the new directors at this time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

By a written consent dated July 16, 2021, a majority of the issued and outstanding shares approved a resolution to change the Company’s name to BitMine Immersion Technologies, Inc. The name change was made effective on July 19, 2021 by the filing of a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of the State of Delaware. A copy of the Certificate of Amendment to Certificate of Incorporation is attached hereto as Exhibit 3.1.

Item 5.06 Change in Shell Company Status.

On July 16, 2021, the Company’s shareholders approved a resolution to create a hosting center for Bitcoin mining computers primarily utilizing immersion cooling technology, as well mining the Bitcoin digital currency for its own account. Additionally, the resolution approved a change of the Company’s name to BitMine Immersion Technologies, Inc. in order to more align with its current operations. At the same time, the Company appointed the New Directors to the Company’s board, several of whom have experience in digital currencies.

Item 5.07 Submission of Matters to a Vote of Security Holders.

By a written consent dated July 16, 2021, a majority of the issued and outstanding shares approved a resolution to change the Company’s name to BitMine Immersion Technologies, Inc. Shareholders holding 1,565,000 shares of common stock voted to approve the name change, out of 2,843,4000 shares issued and outstanding, or approximately 55% of the outstanding shares.

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Section 8 – Other Events

Item 8.01 Other Events.

On April 27, 2021, the Company completed a previously announced 1 for 40,000 reverse split, with all fractional shares rounded up to the nearest whole share, followed by a 200 for 1 forward split of its common stock. Immediately following the reverse split and forward split, the Company had 2,688,400 shares of common stock outstanding and 122 shareholders.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not Required.
(b)	Not Required.
(c)	Not Required.
(d)	Exhibits.
Item No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation*
4.1	Amended Form of Class A Warrant (1)
4.2	Amended Form of Class B Warrant (1)
4.3	Warrant Agency Agreement*
10.2	Line of Credit Agreement*
10.3	Employment Agreement between the Company and Ryan Ramnath*

*To be filed by amendment.

_____________

(1)	Incorporated by reference from the exhibits included in the Company's Form 8-K filed with the Securities and Exchange Commission (www.sec.gov), on July 27, 2021.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BitMine Immersion Technologies, Inc.

Dated: August 13, 2021	By:	/s/ Erik S. Nelson
	Name:	Erik S. Nelson
	Title:	Chief Executive Officer

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